UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2016

Gramercy Property Trust
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2016, Gramercy Property Trust (the “Company”) filed with the State Department of Assessments and Taxation of Maryland three Articles of Amendment (the “Amendments”) to its declaration of trust that:

(i) provided for a 1-for-3 reverse share split of the issued and outstanding common shares of beneficial interest of the Company (the “Common Shares”), effective at 5:00 p.m. Eastern Time on December 30, 2016;

(ii) provided for the par value of the Common Shares to be decreased from $0.03 per share (as a result of the 1-for-3 reverse share split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on December 30, 2016; and

(iii) provided for a decrease in the number of authorized Common Shares to 490 million (from 990 million), resulting in the Company having the authority to issue an aggregate of 500 million shares of beneficial interest, $0.01 par value per share, consisting of 490 million common shares of beneficial interest and 10 million preferred shares of beneficial interest, effective at 5:02 p.m. Eastern Time on December 30, 2016.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete Amendments, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On December 30, 2016, the Company, as general partner of its operating partnership, GPT Operating Partnership LP (the “Operating Partnership”), entered into the Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “OP Amendment”), which provided for: a 1-for-3 reverse unit split of the issued and outstanding Class A Limited Partnership Units and the LTIP Units of the Operating Partnership, and the adjustment of the “Conversion Factor” thereunder from one-third (as a result of the reverse share split) back to 1.0.

The foregoing description of the OP Amendment does not purport to be complete and is qualified in its entirety by reference to the complete OP Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.

3.1	Articles of Amendment – Reverse Split.

3.2	Articles of Amendment – Par Value Decrease.

3.3	Articles of Amendment – Authorized Share Decrease.

10.1	Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Operating Partnership LP, dated as of December 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2017		GRAMERCY PROPERTY TRUST

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1	Articles of Amendment – Reverse Split.
3.2	Articles of Amendment – Par Value Decrease.
3.3	Articles of Amendment – Authorized Share Decrease.
10.1	Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of GPT Operating Partnership LP, dated as of December 30, 2016.